Exhibit 10.2
EXECUTION COPY

SECOND AMENDMENT TO OMNIBUS AGREEMENT
REGARDING INTERCHANGE LITIGATION JUDGMENT SHARING
AND SETTLEMENT SHARING

With respect to the Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing dated as of February 7, 2011, as amended on August 26, 2014 (“Omnibus Agreement”), and in consideration of the mutual covenants and agreements contained herein, the undersigned parties agree as of the Second Amendment Effective Date to amend the Omnibus Agreement as follows:

1.	The undersigned parties agree, pursuant to Paragraph 11 of the Omnibus Agreement, to amend paragraphs a., b., and c. of the third recital of the Omnibus Agreement in their entirety to read as follows:
a. The Interchange Judgment Sharing Agreement dated as of July 1, 2007, among Visa USA, Visa International, Visa Inc. and various financial institutions, as amended and restated in the Amended and Restated Judgment Sharing Agreement dated as of December 16, 2008, and as further amended on February 7, 2011, August 26, 2014, and October 22, 2015 (the “Visa JSA”);

b. The Loss Sharing Agreement dated as of July 1, 2007, among Visa Inc., Visa International, Visa USA, and various financial institutions, as amended and restated in the Amended and Restated Loss Sharing Agreement dated as of December 16, 2008, and as further amended on February 7, 2011, August 26, 2014, and October 22, 2015 (the “Visa LSA”); and

c. The MasterCard Settlement and Judgment Sharing Agreement dated as of February 7, 2011, among MasterCard and various financial institutions, as amended on August 26, 2014, and as further amended on October 22, 2015 (the “MasterCard SJSA”); and

2.
To the extent that this Amendment modifies or amends the Visa JSA or the Visa LSA, each of the parties hereto that is a party to the Visa JSA or the Visa LSA consents to such modification or amendment of (a) the Visa JSA pursuant to Paragraphs 17 of the Visa JSA and (b) the Visa LSA pursuant to Section 11(i) of the Visa LSA.

3.
This Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

4.
This Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing shall be effective as of the date on which (a) all entities listed on the signature pages hereto have executed it and (b) all entities listed on the signature pages thereto have executed each of the Amendment of Loss Sharing Agreement dated as of October 22, 2015, Amendment of Interchange Judgment Sharing Agreement dated as of October 22, 2015, and Second Amendment to MasterCard Settlement and Judging Sharing Agreement dated as of October 22, 2015 (the “Second Amendment Effective Date”).

5.
Each of the undersigned individuals signs on behalf of, and represents and warrants that he or she has the authority and authorization to sign on behalf of and bind, the corporations, banks, companies, or entities identified immediately above his or her signature, and upon the Second Amendment Effective Date this instrument shall be a valid and binding obligation of each such entity.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned parties have caused the execution of this Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing.

Bank of America, N.A.,
MBNA America (Delaware)
FIA Card Services N.A. (f/k/a Bank of America, N.A. (USA) and MBNA America Bank, N.A.)
Bank of America Corporation, and
NB Holdings Corporation

By: /s/ Jana Litsey
Name: Jana Litsey
Title: Associate General Counsel

BA Merchant Services LLC (F/k/a National Processing, Inc.),

By: /s/ JoAnn P. Carlton
Name: JoAnn P. Carlton
Title: General Counsel and Secretary

Barclays Bank plc, Barclays Financial Corp., and Barclays Bank Delaware

By: /s/ Clinton Walker
Name: Clinton Walker
Title: Secretary

(Signature page to Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

Capital One Bank, (USA), N.A., Capital One, F.S.B, Capital One, N.A., Capital One Financial Corporation

By: /s/ Jonathan Campbell
Name: Jonathan Campbell
Title: VP, Associate General Counsel

Chase Bank USA, N.A.

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO of Consumer & Community Banking

Citibank (South Dakota), N.A., Citibank, N.A., Citicorp, and Citigroup, Inc.

By: /s/ Benjamin R. Nagin, Sidley Austin LLP
Name: Benjamin R. Nagin, Sidley Austin LLP
Title: with authorization, on behalf of, Citibank (South Dakota), N.A., Citibank, N.A., Citicorp, and Citigroup, Inc.

(Signature page to Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

Fifth Third Bancorp

By: /s/ H. Samuel Lind
Name: H. Samuel Lind
Title: Secretary

First National of Nebraska, Inc. and
First National Bank of Omaha

By:/s/ Nicholas W. Baxter
Name: Nicholas W. Baxter
Title: Executive Vice President & Chief Risk Officer

HSBC Finance Corporation

By:/s/ Megan S. Webster
Name: Megan S. Webster
Title: Vice President

(Signature page to Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

HSBC Bank USA, N.A.

By: /s/ James S. Stiegel
Name: James S. Stiegel
Title: Assistant Secretary

HSBC North America Holdings Inc.

By: /s/ Stephen R. Nesbitt
Name: Stephen R. Nesbitt
Title: Executive Vice President

HSBC Bank plc

By: /s/ D. M. Charles
Name: D. M. Charles
Title: Co-General Counsel

HSBC Holdings plc

By: /s/ Guy Nielson
Name: Guy Nielson
Title: Co-General Counsel, Litigation and Regulatory Enforcement

(Signature page to Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

JPMorgan Chase & Co.

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO of Consumer & Community Banking

JPMorgan Chase Bank, N.A., as acquirer of certain assets and liabilities of Washington Mutual Bank from the Federal Deposit Insurance Corporation acting as receiver

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO of Consumer & Community Banking

MasterCard Incorporated,
MasterCard International Incorporated

By: /s/ Timothy H. Murphy
Name: Timothy H. Murphy
Title: General Counsel

(Signature page to Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

PNC Bank, National Association, successor by merger to National City Bank and National City Bank of Kentucky

By: /s/ Joseph Guyaux
Name: Joseph Guyaux
Title: Vice Chairman

The PNC Financial Services Group, Inc, successor by merger to National City Corporation

By: /s/ Joseph Guyaux
Name: Joseph Guyaux
Title: Vice Chairman

Suntrust Banks, Inc.

By: /s/ Brian D. Edwards
Name: Brian D. Edwards
Title: Deputy General Counsel

Texas Independent Bancshares, Inc., Texas First Bank

By: /s/ Charles T. Doyle
Name: Charles T. Doyle
Title: Chairman of the Board

(Signature page to Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

U.S. Bank, N.A., and U.S. Bancorp

By: /s/ Laura Bednarski
Name: Laura Bednarski
Title: Senior Vice President

Wells Fargo & Co.
Wells Fargo Bank N.A.

By: /s/ C. Vance Beck
Name: C. Vance Beck
Title: Senior Vice President

Wells Fargo & Co., as successor to Wachovia Corporation

By: /s/ C. Vance Beck
Name: C. Vance Beck
Title: Senior Vice President

Wells Fargo Bank N.A., as successor to Wachovia Bank, N.A.

By: /s/ C. Vance Beck
Name: C. Vance Beck
Title: Senior Vice President

(Signature page to Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

Visa U.S.A. Inc.

By: /s/ Kelly Mahon Tullier
Name: Kelly Mahon Tullier
Title: EVP, General Counsel

Visa International Service Association

By: /s/ Kelly Mahon Tullier
Name: Kelly Mahon Tullier
Title: EVP, General Counsel

Visa Inc.

By: /s/ Kelly Mahon Tullier
Name: Kelly Mahon Tullier
Title: EVP, General Counsel

(Signature page to Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

WMI Liquidating Trust,
on its own behalf and on behalf of Washington Mutual, Inc.

By: /s/ Charles Edward Smith
Name: Charles Edward Smith
Title: General Counsel

(Signature page to Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)